UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 16, 2009 (July 15, 2009)
Date of Report (Date of earliest event reported)

HC INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52197	04-3570877
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10 Progress Drive, Suite 200
Shelton, CT 06484
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 925-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

          On July 15, 2009, HC Innovations, Inc. (the “Company”), a Delaware Corporation, announced that it entered into a Vendor Services Agreement (the “Agreement”) with Touchstone Health HMO, Inc (“Touchstone”). Under the terms of the Agreement, the Company will provide certain care management services for Touchstone plan members who are deemed to be medically complex.

          A copy of the Agreement is provided as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS.

Not applicable.

(d) EXHIBITS.

Exhibit No.	Exhibit Description

99.1	Vendor Services Agreement.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

July 16, 2009		HC INNOVATIONS, INC.

	By:	/s/ R. Scott Walker

Name: R. Scott Walker Title: Chief Financial Officer